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                                                                 EXHIBIT 10.8

                              SECURITY AGREEMENT
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           THIS SECURITY AGREEMENT, dated as of March 20, 2000 (this
"Agreement"), is made and entered into by and among PTM Productions, Inc., a Delaware corporation ("Obligor") and Safeguard Scientifics, Inc., a Pennsylvania corporation ("Safeguard", and, in its capacity as agent, "Secured Party"), as agent for itself and on behalf of Safeguard Delaware, Inc., a Delaware corporation ("SDI"), with reference to the following:

     A     Prior to the execution hereof, SDI, Obligor and Lifef/x Networks,
Inc., a Delaware corporation formerly known as Pacific Title/Mirage, Inc. ("Lifef/x") entered into that certain Assignment and Assumption Agreement dated as of December 14, 1999 (the "Assignment and Assumption Agreement") pursuant to which, among other things, Lifef/x agreed to transfer to Obligor substantially all of its assets and liabilities other than those relating primarily to its Lifef/x Division, and Obligor agreed to indemnify Lifef/x for certain liabilities and obligations in connection therewith.

     B     Concurrently with the execution of the Assignment and Assumption
Agreement, Safeguard, Obligor and Lifef/x entered into that certain Indemnification Agreement dated as of December 14, 1999 (the "Indemnification Agreement"), pursuant to which, among other things, (i) Safeguard agreed to indemnify Lifef/x for certain liabilities and obligations, and (ii) Obligor agreed to indemnify Safeguard and its affiliates for any of its losses incurred as a result of such indemnification obligations.

     C     Pursuant to the terms of the Indemnification Agreement, Obligor agreed to grant Safeguard, as agent for itself and on behalf of SDI, a security interest in the Collateral (as hereinafter defined) as contemplated by this Agreement.

     D     Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Indemnification Agreement, and if not defined therein, in the Assignment and Assumption Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and contained in the Indemnification Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligor hereby agrees as follows:

     SECTION 1.  Grant of Security Interest. Obligor hereby grants to Secured
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Party a continuing security interest in Obligor's right, title and interest in and to all of the Assets and all proceeds, replacements, products, additions, accessions and substitutions of such Assets (collectively, the "Collateral"), and Secured Party hereby acknowledges that the Collateral does not include the Excluded Assets. Nothing in this Agreement shall be deemed to constitute an assumption by Secured Party of any liability or obligation of Obligor with respect to any of the Collateral.

     SECTION 2.  Security for Obligations. This Agreement secures, and the
                 ------------------------
Collateral is security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for
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the operation of the automatic stay under Section 362(a) of the Bankruptcy Code,
11 U.S.C. (S) 362(a)), of (a) the Transferee Indemnification Obligations, (b) any and all of Obligor's and Lifef/x's obligations to SDI with respect to all loans and advances made by SDI to Lifef/x during the period from October 1, 1999 to the Closing Date, and (c) any and all of Obligor's obligations to Safeguard or SDI evidenced by a promissory note and arising from and after the Closing Date. All such obligations shall collectively be referred to herein as the "Secured Obligations".

     It is the intention of Obligor that the continuing grant of security interests provided for herein shall remain as security for the payment and performance of the Secured Obligations, whether now existing or hereinafter incurred by future advances or otherwise, and whether or not contemplated by the parties at the date hereof. No notice of the continuing grant of such security interests, therefore, shall be required to be stated on the face of any document representing any such Secured Obligation nor shall it otherwise be necessary to identify any such Secured Obligation as being secured hereby.

     SECTION 3.  Subordination. The liens and security interests granted to
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Silicon Valley Bank under that certain Loan and Security Agreement dated as of
October 31, 1997 by and between Silicon Valley Bank ("SVB") and Lifef/x, as assumed on the Closing Date by Obligor, and the documents and instruments executed in connection therewith including, without limitation, those executed on the Closing Date, are superior and have priority over the liens and security interests granted to Secured Party hereunder. Secured Party hereby agrees to execute and deliver all subordination, intercreditor or similar agreements requested by SVB to reflect the foregoing.

     SECTION 4.  Representations and Warranties. Obligor represents and warrants
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that Obligor has full power, authority and legal right to grant to Secured Party a security interest in the Collateral pursuant to this Agreement, and the execution and delivery of this Agreement have been duly authorized by Obligor.

     SECTION 5.  Affirmative Covenants. Obligor covenants that until such time
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as all of the Secured Obligations are paid or satisfied in full, unless Secured
Party shall otherwise consent in writing:

         (a)     Delivery of Collateral. With respect to any Collateral as to
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which Secured Party's security interest need or may be perfected by, or the priority thereof need be assured by, possession of such Collateral, Obligor shall upon written demand of Secured Party deliver possession of same in pledge to Secured Party, endorsed or accompanied by such instruments of assignment or transfer as Secured Party may specify and stamped or marked in such manner as Secured Party may specify;

         (b)    Payment of Taxes. Obligor shall pay or cause to be paid all
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taxes and other levies with respect to the Collateral when the same become due and payable except to the extent contested in good faith and bonded;

         (c)    Use and Maintenance of Collateral. Obligor shall comply with all
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laws, statutes and regulations pertaining to its use and ownership of the
Collateral and its conduct of its business; properly care for and maintain all of the Collateral in good condition, free of misuse,

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abuse, waste and deterioration, reasonable wear and tear of intended use excepted; and keep accurate and complete books and records pertaining to the Collateral;

         (d)    Insurance. Obligor shall, at its own expense, keep the
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Collateral insured against loss by fire, theft and other extended coverage hazards for the full value thereof;

         (e)    Inspection. Obligor shall give Secured Party such information as
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may reasonably be requested concerning the Collateral and shall at all reasonable times and upon reasonable notice permit Secured Party and its agents and representatives to enter upon any premises upon which the Collateral is located for the purpose of inspecting the Collateral. Furthermore, Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Obligor's books and records pertaining to the Collateral and to confirm and verify the value of the Collateral; and

         (f)    Further Assurances. Obligor agrees that at any time and from
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time to time, at the expense of Obligor, Obligor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and to protect any security interest granted or purported to be granted hereby with respect to any Collateral.

     SECTION 6. Negative Covenants.
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     Obligor covenants that until such time as all of the Secured Obligations are paid or satisfied in full, except as otherwise contemplated by the Assignment and Assumption Agreement, without the prior written consent of Secured Party:

         (a)    Sale or Hypothecation of Collateral. Obligor shall not directly
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or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise (i) sell, assign, transfer, exchange, lease, lend, grant any option with respect to, return or dispose of any of the Collateral (other than in the ordinary course of Obligor's business), or any of Obligor's rights therein, or enter into any agreement to take any of the foregoing actions, nor (ii) create or permit to exist any lien on or with respect to any of the Collateral, except for the lien in favor of Secured Party and any other liens existing on the date hereof; and

         (b)    Location of Collateral; Changes of Name. Obligor shall not,
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without giving to Secured Party at least thirty (30) days' prior written notice,
(i) cause or allow any of the Collateral to be moved; (ii) move its principal place of business or the location of its books or records; (iii) change its name, its trade or fictitious business name(s), business structure or its form of doing business; or (iv) liquidate, merge or consolidate with or into any other business organization.

     SECTION 7. Secured Party Appointed Attorney-in-Fact. Obligor hereby
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appoints Secured Party Obligor's attorney-in-fact with full authority in the place and stead of Obligor and in the name of Obligor or otherwise, at any time following the occurrence and during the continuance of an Event of Default, in Secured Party's sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. Obligor acknowledges that the foregoing grant of power of attorney is coupled with an interest and is irrevocable.

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     SECTION 8.  Remedies upon Default. If any default with respect to the
                 ---------------------
 Secured Obligations shall have occurred and be continuing:

           (a)   Notification to Third Parties. Secured Party may notify any
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purchaser of Collateral or any other person of Secured Party's interest in the
Collateral and instruct any such persons to make payments thereon directly to Secured Party.

           (b)  Compromise of Claims. Secured Party may in good faith grant
                --------------------
extensions, compromise claims and settle Collateral for less than face value.

           (c)  Other Rights Against the Obligor. Secured Party may exercise in
                --------------------------------
respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of California (the "Code"), and Secured Party may also without notice except as specified below sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Secured Party in its sole and absolute discretion may deem commercially reasonable. Obligor agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days' notice to Obligor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. At any such public or private sale, Secured Party may be the purchaser of the Collateral.

           (d)  Application of Proceeds. Any cash held by Secured Party as
                -----------------------
Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 10 hereof) in whole or in part by Secured Party against all or any part of the Secured Obligations in such order as Secured Party shall elect. After such application and after payment by Secured Party of any other amount required by law, including, without limitation Section 9-504(1)(c) of the Code, any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Obligor or to whomsoever may be lawfully entitled to receive such surplus. In a like manner, Obligor shall pay to Secured Party, without demand, whatever amount of the Secured Obligations remains unpaid after the Collateral has been sold and the proceeds applied as aforesaid, together with interest thereon from the date of demand at an interest rate of ten percent (10%) per annum, which interest shall also constitute a part of the Secured Obligations.

           (e)   Other Rights. Secured Party shall not be obligated to resort to
                 ------------
its rights or remedies with respect to any other security for or guaranty or payment of the Secured Obligations before resorting to its rights and remedies against Obligor or the Collateral hereunder. All rights and remedies of Secured Party shall be cumulative and not in the alternative.

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     SECTION 9.  Amendments, Waiver. No amendment or waiver of any provision of
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this Agreement nor consent to any departure by Obligor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 10.  Notices. All notices, demands and requests of any kind which
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either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provision of the Indemnification Agreement.

     SECTION 11.  Continuing Security Interest; Assignment of Obligations. This
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Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full of the Secured Obligations, (b) be binding upon Obligor, its successors and assigns, (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns, (d) constitute, along with the Assignment and Assumption Agreement, the Indemnification Agreement, and the documents and agreements executed in connection therewith, the entire agreement between Obligor and Secured Party, and (e) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer any Secured Obligation to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of the Secured Obligations, Secured Party, at expense of Obligor, shall release the security interests in the Collateral granted herein and execute such termination statements as may be necessary therefor, to the extent that such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 12.  Return of Collateral. Subject to any duty imposed by law or
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otherwise to the holder of any subordinate lien on the Collateral known to
Secured Party, and subject to the direction of a court of competent jurisdiction, upon the indefeasible payment in full of the Secured Obligations, Obligor shall be entitled to the return of all Collateral in the possession of Secured Party.

     SECTION 13.  Governing Law; Terms. This Agreement shall be governed by, and
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construed in accordance with, the laws of the State of California. Unless otherwise defined herein, in the Assignment and Assumption Agreement, or in the Indemnification Agreement, terms defined in the Code are used herein as therein defined.

     SECTION 14.  Arbitration. The sole and exclusive jurisdiction, venue and
                  -----------
means for resolving any controversy or claim arising out of, relating to or concerning this Agreement (including, without limitation, the agreement to arbitrate contained in this Section 14), the compliance by any party herewith, any claim in tort, or any claim for violation of any federal, state or local statute, ordinance or regulation, shall be binding arbitration in Los Angeles County, California. The arbitration shall be conducted by the American Arbitration Association, whose rules applicable to commercial disputes shall be in force, and judgment or the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. There shall be one arbitrator to be mutually selected by the parties to the arbitration. The fees of the arbitrator,

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administrative fees, and the other fees and costs of the arbitration, including, but not limited to, the cost of any record or transcripts of the arbitration, shall be advanced by the parties to the arbitration in equal portions, and, in addition thereto, each such party shall advance the fees of its own attorneys, the expenses of its witnesses and all other expenses connected with presenting its case. THE PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ARBITRABLE CONTROVERSY OR CLAIM.

     SECTION 15.   Miscellaneous. No failure or delay on the part of any of the
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parties to exercise any power, right or privilege under this Agreement shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference. Each of the parties shall execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              SECURED PARTY:

                              SAFEGUARD SCIENTIFICS, INC.,
                              a Pennsylvania corporation, as agent


                              By: /s/ Steven Rosard
                                 __________________________________
                              Name: Steven J. Rosard
                                   ________________________________
                              Title: Vice President
                                    _______________________________


                              OBLIGOR:
                              -------

                              PTM PRODUCTIONS, INC.,
                              a Delaware corporation


                              By: /s/ Richard Guttendorf
                                 __________________________________
                                     Richard Guttendorf
                                     President

                             [SECURITY AGREEMENT]